UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 13, 2021

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4747 Bethesda Avenue, Suite 200 Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	JBGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on April 29, 2021, Steven Roth tendered his offer to resign as Chairman of the Board of Trustees (the “Board”) and a trustee of JBG SMITH Properties (the “Company”) to the Board. On May 13, 2021, following consideration of his offer to resign, in accordance with the Company’s Corporate Governance Guidelines, upon the recommendation of the Corporate Governance and Nominating Committee and in consideration of the results of the shareholders’ vote at the Company’s recent annual meeting, the Board accepted Mr. Roth’s offer to resign. Following Mr. Roth’s resignation, the size of the Board was reduced from 12 trustees to 11 trustees, and Mr. Robert Stewart was appointed Chairman of the Board.

The Board recognizes that the Company was created in 2017 by a spin-off of Vornado Realty Trust’s Washington D.C. division and merger with The JBG Companies, and accordingly Mr. Roth is co-founder of the Company and largely responsible for its creation. In recognition of this, the Board has designated Mr. Roth as Chairman Emeritus of the Company. The Board believes Mr. Roth’s 48 years of experience in commercial and residential real estate investment, development, and operations, as well as his deep familiarity with the assets contributed by Vornado Realty Trust in connection with the formation of the Company make him an invaluable resource. The Board intends to request his advice and Mr. Roth has agreed to continue to be available to advise the Board and management, and the Board and management look forward to his continued guidance in his new role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

By:	/s/ Steven A. Museles
Name:	Steven A. Museles
Title:	Chief Legal Officer and Corporate Secretary

May 14, 2021